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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                                 March 27, 1995
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                             REN Corporation - USA
- - --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Tennessee              0-18067               62-1323090
         ---------------      ----------------       -----------------
         (State or Other      (Commission File       (I.R.S. Employer
         Jurisdiction of           Number)            Identification
          Incorporation)                                   Number)


                  6820 Charlotte Pike
                  Nashville, Tennessee                     37209
        ----------------------------------------       --------------
        (Address of principal executive offices)         (Zip Code)


                                (615) 353-4200
- - --------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

                 On March 27, 1995, the Registrant announced that it had completed the previously announced purchase of the chronic and acute dialysis programs operated by The George Washington University in Washington, D.C., all as further described in the Registrant's press release, a copy of which is filed herewith as Exhibit 20.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     EXHIBITS.

                 20.1     Press Release, dated March 27, 1995




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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            REN CORPORATION - USA



                                           By: /s/ Bradley S. Wear
                                              ------------------------------
                                               Bradley S. Wear
                                               Senior Vice President,
                                               Chief Financial Officer



Date:  April 7, 1995




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